BLACKROCK LARGE CAP SERIES FUNDS, INC.
BlackRock Large Cap Value Fund

(the “Fund”)

Supplement dated June 4, 2012 to the Prospectuses and Statement of Additional Information
of the Fund, each dated January 27, 2012

The section entitled “Management of the Funds — BlackRock — Administrator” in the Fund’s Prospectuses and the section entitled “Management and Advisory Arrangements — Administration Arrangements” in the Fund’s Statement of Additional Information are amended to add the following:

Effective June 1, 2012, the Administrator has voluntarily agreed to waive 0.05% of the administration fee payable with respect to Value Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

Code # PR&SAI-19076-0612SUP